                                                                    EXHIBIT 10.1

THIS WARRANT AND ANY SHARES  ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT
BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR APPLICABLE
STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED,  SOLD OR OTHERWISE DISPOSED OF
IN THE  ABSENCE  OF AN  EFFECTIVE  REGISTRATION  STATEMENT  WITH  RESPECT TO THE
SECURITIES  EVIDENCED BY THIS  CERTIFICATE,  FILED AND MADE EFFECTIVE  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED,  AND SUCH APPLICABLE  STATE SECURITIES LAWS,
OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
TO THE  EFFECT  THAT  REGISTRATION  UNDER  SUCH  ACT AND SUCH  APPLICABLE  STATE
SECURITIES LAWS IS NOT REQUIRED.

                                             Dated: July 1, 2003

                                     WARRANT

                            GATEWAY INDUSTRIES, INC.

                             Expiring June 30, 2008

            THIS IS TO CERTIFY THAT,  for value  received,  Mayo  Foundation for
Medical  Education and Research (the  "Holder") is entitled,  subject to certain conditions  set forth in Sections 1.1 and 1.2 hereof,  to purchase  from Gateway
Industries,  Inc., a Delaware  corporation  (the  "Company"),  at the  Company's principal  executive  office,  at the Exercise  Price, up to 100,000 shares (the
"Warrant  Shares") of Common Stock,  $.001 par value per share ("Common Stock"), all  subject to  adjustment  and upon the terms and  conditions  as  hereinafter provided,  and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

            Certain terms used in this Warrant are defined in Article IV hereof.

                                   ARTICLE I

                               METHOD OF EXERCISE

            1.1 TIME OF EXERCISE;  SUBSIDIARY CHANGE OF CONTROL.  Subject to the
provisions of Sections 1.2 and 1.3 hereof, this Warrant shall become exercisable in four (4) equal annual  installments  on July 1 of each year beginning July 1,
2004 (each, an  "Installment  Date") and prior to the Expiration Time as long as
Oaktree  Systems,  Inc., a subsidiary of the Company  ("Oaktree") and the Holder continue  to be parties to that  certain  Master  Services  Agreement  effective
November  15, 2002 or any other  replacement  or  substitute  agreement  between
Oaktree and the Holder (the "Master  Agreement").  Each annual installment shall become  exercisable  only if  subscriptions  to any consumer health  information publication  intended  for  sale  to the  general  public  now or in the  future produced by the Holder (the "Consumer  Health  Subscription  Business") that are managed and fulfilled by Oaktree under the Master Agreement account for at least ninety  percent  (90%) of the  Holder's  total gross  revenues  derived from the
Consumer  Health  Subscription  Business  during  the twelve  (12) month  period preceding the applicable  Installment  Date.  Upon the termination of the Master
Agreement  for any reason  other than  material  breach by Oaktree  which is not timely  cured,  this Warrant will  immediately  terminate and shall no longer be exercisable.

            Upon a Subsidiary Change of Control, this Warrant, to the extent not previously  exercised,  shall become  exercisable in full for a period of ninety
(90) days from the occurrence of such Subsidiary  Change of Control.  At the end of such ninety (90) day period, this Warrant will immediately terminate.

            1.2  CERTIFICATION  OF REVENUES  FROM CONSUMER  HEALTH  SUBSCRIPTION
BUSINESS;  RIGHT TO AUDIT.  During the term of this Warrant,  within  forty-five
(45) days  following  each  Installment  Date,  the Holder shall  deliver to the
Company a certificate from the principal  financial or accounting officer of the
Holder setting forth revenues  generated from the Consumer  Health  Subscription
Business for the twelve (12) month period  preceding the applicable  Installment
Date (each,  a  "Certification").  The Company shall have the right to retain an independent  accounting  firm selected by the Company to audit, at the Company's expense,  the  Holder's  books and  records to  determine  the  accuracy  of any
Certification,  in accordance with generally accepted accounting principles,  by delivering a written  notice to the Holder within thirty (30) days following the
Company's receipt of the  Certification in question.  If such audit results in a discrepancy  then the Company and the Holder  shall for a thirty (30) day period seek to  resolve  such  discrepancy.  If not  resolved,  the  dispute  shall  be submitted to an independent  accounting  firm mutually  acceptable to the Holder and the Company whose determination shall be binding. The Company and the Holder shall split equally the fees of such independent accounting firm. Failure by the
Holder to deliver any Certification  within the prescribed time period shall not be deemed a breach of this  Warrant  if cured  within  ten (10) days of  written demand from the Company.

            1.3 METHOD OF  EXERCISE.  To  exercise  this  Warrant in whole or in part,  the Holder  shall  deliver to the  Company,  at the  Company's  principal executive  office,  (a) this  Warrant,  (b) a written  notice  of such  Holder's election to exercise this Warrant in the form attached hereto and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, in cash, by certified or bank cashier's check, money order or wire transfer, in the manner specified in the next succeeding  paragraph,  or in any other manner  consented to in writing by the Company,  or any combination thereof.

            Notwithstanding  any provisions  herein in the contrary,  in lieu of exercising  this  Warrant  as  hereinabove  permitted,  the  Holder may elect to exercise  this  Warrant or a portion  hereof and to pay for the  Warrant  Shares issuable  upon such  exercise  by way of  cashless  exercise  (a) by delivery of shares of Common Stock or other  securities of the Company  already owned by the
Holder with an aggregate  Fair Market Value on the date of exercise equal to the aggregate Exercise Price,  subject,  however, to the provisions of Section 16(b)
of the  Exchange  Act  or (b) by  surrendering  this  Warrant  at the  principal executive office of the Company,  together with the Notice of Exercise, in which event the  Company  shall  issue to the Holder  that  number of  Warrant  Shares computed using the following formula:

                                  X= Y x (A-B)
                                     ---------
                                        A

Where:

               X equals the number of Warrant Shares to be issued to the Holder;

               Y equals  the  number of  Warrant  Shares  purchasable  under the
               Warrant or, if only a portion of the Warrant is being  exercised, the portion of the Warrant  being  exercised (at the date of such calculation);

               A equals the Fair Market Value (at the date of such  calculation)
               of one share of Common Stock; and

               B equals the Exercise Price.

            The Company shall,  as promptly as practicable  after receipt of the items  required by the  preceding  paragraphs  of this Section 1.3,  execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates  representing the aggregate number of Warrant Shares specified in such notice.  The share  certificate or  certificates  so delivered shall be in such denominations as shall be specified in such notice and shall be issued in the name of the Holder or such other  name as shall be  designated  in such notice;  provided,  in an opinion of counsel  reasonably  acceptable to the
Company,  the  issuance  in such  other  name  is  permitted  under  the Act and applicable  state  securities  laws. Such  certificate or certificates  shall be deemed to have been  issued,  and such Holder or Holders or any other  person so designated to be named therein shall be deemed for all purposes to have become a
Holder of record of such  shares,  as of the date the  aforementioned  notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the  certificate or  certificates, deliver  to the  Holder a new  Warrant  evidencing  the  right to  purchase  the remaining Warrant Shares called for by this Warrant,  which new Warrant shall in all other  respects  be  identical  to this  Warrant,  or, at the request of the
Holder,  appropriate  notations  may be made on this Warrant which shall then be returned to the  Holder.  The Company  shall pay all  expenses,  taxes and other charges  payable in connection  with the  preparation,  issuance and delivery of share  certificates and new Warrants,  except that, if share certificates or new
Warrants  shall  be  registered  in a name or names  other  than the name of the
Holder,  funds sufficient to pay all transfer taxes, if any, payable as a result of such  transfer  shall be paid by the  Holder  at the time of  delivering  the aforementioned  notice of exercise or promptly upon receipt of a written request of the Company for payment.

            1.4   RESERVATION   OF   SHARES;   SHARES  TO  BE  FULLY   PAID  AND
NONASSESSABLE.  The Company shall at all times reserve and keep available out of its  authorized but unissued  shares of Common Stock,  solely for the purpose of effecting  the  exercise  of this  Warrant,  such number of its shares of Common
Stock as shall  from  time to time be  sufficient  to effect  the full  exercise hereof;  and if at any time the  number of  authorized  but  unissued  shares of
Common Stock shall not be  sufficient  to effect the full  exercise  hereof,  in addition to such other remedies as shall be available to the Holder, the Company will take such  corporate  action as may,  in the  opinion  of its  counsel,  be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient  for such purposes,  including,  without limitation,  engaging  in best  efforts  to  obtain  the  requisite  stockholder approval of any  necessary  amendment to these  provisions.  All Warrant  Shares issued upon the exercise of this Warrant shall be duly and validly issued, fully paid and nonassessable.

            1.5 NO  FRACTIONAL  SHARES TO BE ISSUED.  The  Company  shall not be required to issue fractions of Warrant Shares upon exercise of this Warrant.  If any  fractions  of a share would,  but for this  Section,  be issuable  upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder,  in cash, an amount equal to the same fraction of the Fair Market
Value of one share of Common Stock.

            1.6 SHARE LEGEND.  Each  certificate  for Warrant Shares issued upon exercise  of this  Warrant,  unless  at the time of  exercise  such  shares  are registered under the Act, shall bear a legend substantially as follows:

            THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT
            BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT OF 1933,  AS
            AMENDED,  OR APPLICABLE  STATE SECURITIES LAWS AND MAY NOT
            BE  TRANSFERRED,  SOLD  OR  OTHERWISE  DISPOSED  OF IN THE
            ABSENCE  OF  AN  EFFECTIVE   REGISTRATION  STATEMENT  WITH
            RESPECT TO THE SECURITIES  EVIDENCED BY THIS  CERTIFICATE,
            FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933,
            AS AMENDED,  AND SUCH APPLICABLE STATE SECURITIES LAWS, OR
            UNLESS  THE   COMPANY   RECEIVES  AN  OPINION  OF  COUNSEL
            SATISFACTORY   TO  THE   COMPANY   TO  THE   EFFECT   THAT
            REGISTRATION  UNDER  SUCH  ACT AND SUCH  APPLICABLE  STATE
            SECURITIES LAWS IS NOT REQUIRED.

            Any certificate  issued at any time in exchange or substitution  for any  certificate  bearing  such  legend  (except a new  certificate  issued upon completion of a public distribution  pursuant to a registration  statement under the Act)  shall  also  bear  such  legend  unless,  in the  opinion  of  counsel reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Act.

                                   ARTICLE II

                      REPLACEMENTS OF WARRANT CERTIFICATES

            2.1 LOSS, THEFT OR DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence  satisfactory  to the  Company of the loss,  theft,  destruction  or mutilation  of any  Warrant  and,  in  the  case  of any  such  loss,  theft  or destruction,  upon receipt of indemnity or security from the Holder satisfactory to the  Company,  or, in the case of any such  mutilation,  upon  surrender  and cancellation of the Warrant,  the Company will make and deliver, in lieu of such lost,  stolen,  destroyed or mutilated  Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

            2.2 CHANGE OF PRINCIPAL  EXECUTIVE  OFFICE. In the event the Company shall change the address of its principal  executive  office,  the Company shall give  the  Holder  notice  of any such  change  within a  reasonable  time.  Any correspondence  from the  Company to the Holder  with an address  printed on the
Company's letterhead shall fulfill this requirement.

                                  ARTICLE III

                             ANTIDILUTION PROVISIONS

            3.1  ADJUSTMENTS  GENERALLY.  The  Exercise  Price and the number of shares of Common Stock (or other securities or property)  issuable upon exercise of this  Warrant  shall be  subject  to  adjustment  from  time to time upon the occurrence of certain events, as provided in this Article III.

            3.2  CERTAIN  ADJUSTMENTS.  The  Exercise  Price shall be subject to adjustment from time to time as follows:

               (a) STOCK SPLITS, SUBDIVISIONS.

            (1) In the event the Company should at any time or from time to time after the date first written above fix a record date for the  effectuation  of a split  or  subdivision  of  the  outstanding  shares  of  Common  Stock  or  the determination of holders of Common Stock entitled to receive a dividend or other distribution  payable  in  additional  shares  of Common  Stock or Common  Stock equivalents  without  payment  of any  consideration  by  such  holder  for  the additional shares of Common Stock or the Common Stock equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend  distribution,  split or  subdivision  if no  record  date is  fixed),  the  Exercise  Price  shall be appropriately  decreased and the number of shares of Common Stock  issuable upon exercise of this Warrant  shall be increased in  proportion  to such increase in the aggregate of shares of Common Stock outstanding and issuable with respect to such  Common  Stock  equivalents.

            (2) If the number of shares of Common Stock  outstanding at any time after  the  date  first  written  above is  decreased  by a  combination  of the outstanding  shares of Common  Stock,  then,  following  the record date of such combination,  the Exercise Price shall be appropriately increased and the number of shares  of  Common  Stock  issuable  on  exercise  of this  Warrant  shall be decreased in proportion to such decrease in outstanding shares.

               (b) RECAPITALIZATIONS.  If at any time or from time to time there shall be a  recapitalization  of the Common  Stock  (other  than a  subdivision, combination  or merger or sale of assets  transaction  provided for elsewhere in this Section 3.2),  provision shall be made so that the Holder shall  thereafter be entitled  to receive  upon  exercise of this  Warrant the number of shares of stock or other  securities or property of the Company or  otherwise,  to which a holder of Common Stock  deliverable  upon  exercise  would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.2 with respect to the rights of the Holder after the  recapitalization to the end that the provisions of this
Section 3.2  (including  adjustment of the Exercise Price then in effect and the number of shares  issuable upon  exercise of this  Warrant)  shall be applicable after that event as nearly equivalent as may be practicable.

               (c) NO  AVOIDANCE.  The  Company  will not, by  amendment  of its
Certificate of  Incorporation or through any  reorganization,  recapitalization, transfer  of  assets,  consolidation,  merger,  dissolution,  issue  or  sale of securities or any other voluntary action,  avoid or seek to avoid the observance or performance of any of the terms to be observed or performed  hereunder by the
Company,  but will at all times in good faith  assist in the carrying out of all the  provisions  of this Section 3.2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

               (d) REORGANIZATIONS, RECLASSIFICATIONS, PARENT CHANGE OF CONTROL.
If any capital  reorganization or  reclassification  of the capital stock of the
Company, or a Parent Change of Control,  shall be effected while this Warrant is outstanding  in such a manner  that  holders of shares of Common  Stock shall be entitled to receive  stock,  securities or assets with respect to or in exchange
for  Common   Stock,   then,   as  a  condition   of  such   reorganization   or
reclassification,  or Parent  Change of Control,  lawful and adequate  provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions  specified herein and in lieu of the shares of Common Stock immediately  theretofore receivable upon exercise of this
Warrant, such shares of stock,  securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common
Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization or  reclassification,  or Parent Change of
Control not taken place,  and in such case  appropriate  provision shall be made with  respect  to the  rights  and  interests  of the Holder to the end that the provisions hereof (including,  without limitation,  provisions for adjustment of the  Exercise  Price and of the number of shares of Common Stock  issuable  upon exercise thereof) shall thereafter be applicable,  as nearly as may be possible, in relation to any shares of stock,  securities or assets thereafter deliverable upon  the  exercise  of  this  Warrant.  Prior  to or  simultaneously  with  the consummation  of any such Parent  Change of Control,  the  survivor or successor corporation  (if other than the Company)  resulting from such  consolidation  or merger or the  corporation  purchasing  such  assets  shall  assume  by  written instrument  executed and mailed or delivered to the Holder,  the  obligation  to deliver  to such  Holder  such  shares of  stock,  securities  or assets  as, in accordance  with the  foregoing  provisions,  such  Holder  may be  entitled  to receive, and containing the express assumption of such successor  corporation of the due and  punctual  performance  and  observance  of every  provision of this
Warrant (as such may be amended from time to time) to be performed  and observed by the Company and of all liabilities  and obligations of the Company  hereunder with respect to this Warrant.

               (e)  NOTICE OF  RECORD  DATE.  In the event of any  taking by the
Company of a record of the holders of any class of securities for the purpose of determining  the holders thereof who are entitled to receive any dividend (other than a cash  dividend)  or  other  distribution,  any  right to  subscribe  for, purchase  or  otherwise  acquire  any  shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to the  Holder,  at least 10 days  prior to the date  specified  therein,  a notice specifying  the date on which any such  record is to be taken for the purpose of such  dividend,  distribution  or right,  and the amount and  character  of such dividend, distribution or right.

               (f)   ADJUSTMENT   CERTIFICATE.   Upon  the  occurrence  of  each
adjustment or readjustment of the Exercise Price or the number of Warrant Shares pursuant to this  Section  3.2, the  Company,  at its  expense,  shall  promptly compute such  adjustment or readjustment in accordance with the terms hereof and prepare and  furnish to the Holder a  statement,  signed by its Chief  Financial
Officer  or  other  appropriate  officer,   setting  forth  such  adjustment  or
readjustment  and  showing in detail the facts  upon  which such  adjustment  or readjustment is based.  The Company shall,  upon the written request at any time of  the  Holder,  furnish  or  cause  to be  furnished  to  such  holder  a like certificate  setting  forth  (i)  such  adjustment  and  readjustment,  (ii) the

Exercise  Price at the time in effect,  and (iii) the number of shares of Common
Stock and the  amount,  if any,  of other  property  which at the time  would be received upon the exercise of this Warrant.

                                   ARTICLE IV

                                   DEFINITIONS

            The following  terms,  as used in this  Warrant,  have the following respective meanings:

            "ACT" means the Securities Act of 1933, as amended,  and any similar or successor  Federal  statute,  and the rules and regulations of the Commission
(or its successor) thereunder, all as the same shall be in effect at the time.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON  STOCK"  shall  have the  meaning  set  forth  in the  first paragraph of this Warrant.

            "COMPANY" shall have the meaning set forth in the first paragraph of this Warrant.

            "EASTERN TIME" means Eastern Daylight Time or Eastern Standard Time, whichever is in effect on the relevant date.

            "EXCHANGE  ACT"  means  the  Securities  Exchange  Act of  1934,  as amended,  and any  similar  or  successor  Federal  statute,  and the  rules and regulations of the Commission  (or its  successor)  thereunder,  all as the same shall be in effect at the time.

            "EXERCISE PRICE" means $1.75,  subject to adjustment pursuant to the terms of this Warrant.

            "EXPIRATION  TIME" means 5:00 p.m.  Eastern  Time on June 30,  2008, unless earlier terminated pursuant to Section 1.1 hereof.

            "FAIR  MARKET  VALUE" on any day  means (i) if shares of the  Common
Stock are listed or admitted for trading on a national securities exchange,  the reported  last sales price or, if no such  reported sale occurs on such day, the average of the  closing  bid and asked  prices on such day,  in each case on the principal  national  securities  exchange on which the Common Stock is listed or admitted to trading,  (ii) if shares of Common  Stock are not listed or admitted to trading on any national securities  exchange,  the average of the closing bid and asked  prices in the  over-the-counter  market  on such day as  reported  by
Nasdaq or any comparable  system or, if not so reported,  as reported by any New
York Stock  Exchange  member firm  selected  by the Company for such  purpose or
(iii) if no such  quotations are available on such day, the fair market value of one share of Common Stock on such day as  determined  in good faith by the Board of Directors of the Company.

            "HOLDER" shall have the meaning set forth in the first  paragraph of this Warrant and  "Holders"  shall  include any and all  successors,  assigns or designees of the initial  Holder with respect to this  Warrant,  as permitted by this Warrant.

            "NASDAQ" means The National Association of Securities Dealers,  Inc.
Automated Quotation System.

            "PARENT   CHANGE  OF   CONTROL"   means  (i)  the  sale  of  all  or
substantially  all of the  assets of the  Company  in one or a series of related transactions  to any person or entity or group of persons or entities  acting in concert or (ii) the merger or  consolidation of the Company with or into another corporation  with the effect that the then existing  stockholders of the company hold  less  than  50% of the  combined  voting  power  of the  then  outstanding securities  of the  surviving  corporation  of such  merger  or the  corporation resulting  from such  consolidation  or (iii) the  acquisition  by any person or entity or group of persons or  entities,  other than Steel  Partners II, L.P. or its affiliates, acting in concert of beneficial ownership (within the meaning of
Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the outstanding shares  of the  voting  stock  of the  Company  or (iv) the  adoption  of a plan relating to the liquidation or dissolution of the Company.

            "SUBSIDIARY  CHANGE  OF  CONTROL"  means  (i)  the  sale  of  all or substantially  all of the  assets  of  Oaktree  in one or a  series  of  related transactions  to any person or entity or group of persons or entities  acting in concert or (ii) the merger or  consolidation  of  Oaktree  with or into  another corporation  with the effect that the then existing  stockholders of the company hold  less  than  50% of the  combined  voting  power  of the  then  outstanding securities  of the  surviving  corporation  of such  merger  or the  corporation resulting  from such  consolidation  or (iii) the  acquisition  by any person or entity  or group of  persons  or  entities,  acting  in  concert  of  beneficial ownership  (within the meaning of Rule 13d-3 promulgated under the Exchange Act)
of 50% or more of the outstanding  shares of the voting stock of Oaktree or (iv)
the adoption of a plan relating to the liquidation or dissolution of Oaktree.

            "WARRANT"  and  "WARRANTS"  shall mean this warrant and any warrants issued upon the partial exercise of this warrant.

            "WARRANT  SHARES"  shall  have the  meaning  set  forth in the first paragraph of this Warrant.

                                   ARTICLE V

                     REDEMPTION AND CANCELLATION OF WARRANTS

            5.1  REDEMPTION OF WARRANTS.  The Warrants are not redeemable by the
Company   and   the   Company   has  no   right   to   purchase   or   otherwise
acquire the Warrants.

            5.2  CANCELLATION OF WARRANTS.  The Company shall cancel any Warrant surrendered for transfer, exchange or exercise.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

            The Company hereby  represents and warrants,  as of the date hereof, to the Holder that:

            6.1 AUTHORIZATION.  This Warrant has been duly authorized,  executed and  delivered  by the  Company  and  constitutes  the legal,  valid and binding obligation of the Company,  enforceable in accordance with its terms, subject to
(i) applicable bankruptcy, insolvency,  reorganization and moratorium laws, (ii)
other laws of general application affecting the enforcement of creditors' rights generally and general  principles of equity,  (iii) the  discretion of the court before  which any  proceeding  therefor  may be  brought,  and (iv) as rights to indemnity  may be  limited  by  Federal  or state  securities  laws or by public policy.

            6.2 VALID ISSUANCE. The issuance, sale and delivery of this Warrant, and the  reservation  for issuance of the shares of Common Stock  issuable  upon exercise of this Warrant  have been duly  authorized  by all required  corporate action on the part of the  Company.  The shares of Common  Stock  issuable  upon exercise of this Warrant have been duly and validly  reserved for issuance  and, upon  issuance in accordance  with the terms of this Warrant,  shall be duly and validly issued,  fully paid, and non-assessable.  When issued,  shares of Common
Stock  issuable  upon  exercise of this  Warrant will be free and clear from any liens or encumbrances  other than those created by, or imposed upon, the holders thereof  through no action of the Company,  other than  restrictions on transfer under state and/or  Federal  securities  laws.  Issuance of this Warrant and the shares of Common Stock  issuable  upon  exercise of this Warrant will be free of statutory preemptive rights.

                                  ARTICLE VII

                                  MISCELLANEOUS

            7.1 NOTICES. All notices, requests and other communications provided for herein  shall be in writing,  and shall be deemed to have been made or given upon  personal  delivery  to the party to be  notified  or three (3) days  after deposit with the United States Post Office,  by  registered  or certified  mail, postage  prepaid  and  addressed  to the  party to be  notified  at the  address indicated  for such  party  below,  or at such  other  address as such party may

                                       10

designate by ten (10) days' advance written notice to the other parties,  with a copy (which shall not constitute  notice), in the case of notice to the Company, to Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, 505 Park Avenue,  New York,
New York 10022, Attention:  Steven Wolosky, Esq. Notices to (a) the Holder shall be addressed to Mayo Medical Ventures, 200 First Street SW, Rochester, Minnesota
55905,  Attention:  Steven R. Stenhaug and (b) the Company shall be addressed to
590 Madison  Avenue,  32nd Floor,  New York, New York 10022,  Attention:  Warren
Lichtenstein;  provided,  however,  that  notice  of a change  in the  Company's
principal   executive  office  in  accordance  with  Section  2.2  hereof  shall constitute  notice of a change of the Company's  address for the purposes of any notice given pursuant to this Warrant.

            7.2  WAIVERS;  AMENDMENTS.  No  failure  or delay of the  Holder  in exercising  any right,  power or privilege  hereunder  shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance  of steps to enforce such a right,  power or privilege,  preclude any other or further exercise thereof or the exercise of any other right,  power or  privilege.  The rights and  remedies  of the Holder are  cumulative  and not exclusive  of any  rights  or  remedies  which  it  would  otherwise  have.  The provisions  of this Warrant may be amended,  modified or waived if, but only if, such  amendment,  modification  or  waiver  is in  writing  and is signed by the
Holders of a majority  in  interest  of the  Warrant  Shares;  provided  that no amendment,  modification  or waiver  may change the  Exercise  Price  (including
without   limitation  any   adjustments  or  any  provisions   with  respect  to
adjustments, the expiration of or the manner of exercising the Warrants) without the consent in writing of all of the Holders.

            7.3  GOVERNING  LAW.  This Warrant  shall be construed in accordance with and  governed  by the laws of the  State of New  York,  without  regard  to conflicts of laws principles thereof.

            7.4 SURVIVAL OF AGREEMENTS; REPRESENTATIONS AND WARRANTIES, ETC. All
warranties,  representations  and covenants made by the Company herein or in any certificate  or other  instrument  delivered by or on behalf of it in connection herewith  shall be  considered to have been relied upon by the Holders and shall survive the issuance  and  delivery of the  Warrants and shall  continue in full force and effect so long as this Warrant is  outstanding.  All statements in any such  certificate  or other  instrument  shall  constitute  representations  and warranties hereunder.

            7.5  COVENANTS TO BIND  SUCCESSOR  AND ASSIGNS.  All the  covenants, stipulations,  promises and agreements contained in this Warrant by or on behalf of the  Company  shall  bind  its  successors  and  assigns,  whether  or not so expressed.

            7.6  SEVERABILITY.  In  case  any  one or  more  of  the  provisions contained  in this Warrant  shall be invalid,  illegal or  unenforceable  in any jurisdiction,  the  validity,  legality  and  enforceability  of  the  remaining provisions  contained  herein and  therein  shall not in any way be  affected or impaired in such  jurisdiction  and shall not  invalidate  or render  illegal or unenforceable such provision in any other jurisdiction.

                                       11

            7.7  HEADINGS.  The  headings  used  herein are for  convenience  of reference only and shall not be deemed to be a part of this Warrant.

            7.8 NO RIGHTS AS  STOCKHOLDER.  This  Warrant  shall not entitle the
Holder to any rights as a stockholder of the Company.

            7.9 PRONOUNS.  The pronouns "it" and "its" herein shall be deemed to mean "he" and "his" or "she" and "hers," as the context requires.

            7.10 TRANSFERABILITY.  No portion of this Warrant may be transferred by the Holder other than to an  "affiliate"  (as defined in Rule 144 of the Act)
of the initial Holder.

            7.11 FURNISHING OF INFORMATION. The Company agrees to provide to the
Holder copies of all (i) public  filings with the  Commission,  including  Forms
10-K and 10-Q and Schedules 14A,  promptly after such material is filed with the
Commission;  and (ii) press releases,  reports and financial statements that the
Company  provides  to its  stockholders  promptly  after such  material  is made available to the stockholders.

                                       12

            IN  WITNESS  WHEREOF,  the  Company  has caused  this  Warrant to be executed in its corporate name by one of its officers  thereunto duly authorized as of the day and year first above written.

                                       GATEWAY INDUSTRIES, INC.

                                       By: /s/ James R. Henderson
                                          --------------------------------------
                                           Name:  James R. Henderson
                                           Title: President

ACKNOWLEDGED AND AGREED:

MAYO FOUNDATION FOR MEDICAL
EDUCATION AND RESEARCH

By:  /s/ Rick F. Colvin
   ---------------------------------------
     Name:  Rick F. Colvin
     Title: Assistant Treasurer

                                       13

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

            The  undersigned  hereby  exercises  the right to  purchase  _______
shares of Common  Stock  which the  undersigned  is  entitled to purchase by the terms of the within Warrant  according to the conditions  thereof,  and herewith makes  payment of the Exercise  Price of such shares in full, as provided in the
Warrant.  All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:

            The  shares  are to be  issued  in  certificates  of  the  following denominations:

                                          ------------------------------
                                          [Type Name of Holder]

                                          By:___________________________

                                          Title:_________________________

Dated:_____________________________